Debt And Commitments - Interest (Income) Expense, Net (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Interest expense
Current	$ 27	$ 16	$ 9
Long-term	7	3	2
Interest Expense, Total	34	19	11
Interest income	(18)	(25)	(22)
Interest expense (income), net	$ 16	$ (6)	$ (11)